UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2014
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)
Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
216 Airport Drive, Rochester, New Hampshire		03867
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (518) 445-2200
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

As previously reported, Albany Safran Composites, LLC (“ASC”), a subsidiary of Albany International Corp., is the exclusive supplier to Safran of 3D woven composite parts for use on aircraft engines.

Safran reported today that it had been selected by GE to participate in the GE9X engine program, and that its Snecma subsidiary will produce certain parts for this engine, including the forward fan case. Safran also reported that the forward fan case will be made using 3D woven composite technology.

ASC is engaged with Snecma in development of the 3D woven fan case for the GE9X engine program, and is in discussions to finalize the commercial and other terms under which ASC will supply these fan cases to Snecma.

Safran has a 10% noncontrolling equity interest in ASC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: July 11, 2014